THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® 5, Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Life Variable Annuity Account N
ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite
ChoicePlusSM Assurance Product Suite, ChoicePlusSM Design
ChoicePlusSM Signature, ChoicePlusSM Fusion, ChoicePlusSM Rollover

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite
ChoicePlusSM Assurance Product Suite, ChoicePlusSM Design
ChoicePlusSM Signature, ChoicePlusSM Fusion

Supplement to the Prospectus dated May 1, 2012

This Supplement outlines a change to one of the investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP Cohen & Steers Global Real Estate Fund. The Lincoln Variable Insurance Products Trust has informed us that, effective September 28, 2012, the name of the LVIP Cohen & Steers Global Real Estate Fund will be changed to LVIP Clarion Global Real Estate Fund. The fees and investment objective of the fund will not change. The following information is added to your prospectus:

Investments of the Variable Account – Description of the Funds.
LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP Clarion Global Real Estate Fund
(sub-advised by CBRE CLARION SECURITIES LLC)
(formerly LVIP Cohen & Steers Global Real Estate Fund)

For complete details relating to this fund change, please refer to the fund’s prospectus, as supplemented.

This Supplement is dated September 17, 2012.

Please retain this Supplement for future reference.